Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Annie’s, Inc. (the “Company”) for the fiscal quarter ended June 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), John M. Foraker, Chief Executive Officer of the Company, and Zahir M. Ibrahim, Executive Vice President, Chief Financial Officer and Treasurer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 7, 2014

/s/ John M. Foraker

John M. Foraker
Chief Executive Officer

/s/ Zahir M. Ibrahim

Zahir M. Ibrahim
Executive Vice President, Chief Financial Officer and Treasurer